GLOBAL HIGH INCOME DOLLAR FUND INC.                         SEMIANNUAL REPORT

Dear Shareholder,                                 June 15, 2001

We present you with the semiannual report for the Global High Income Dollar Fund Inc. for the six-month period ended April 30, 2001.

MARKET REVIEW
[GRAPHICS]
During the six months ended April 30, 2001, global economic growth continued to weaken. In the U.S., lower corporate profits, higher oil prices and rising unemployment led to sluggish economic growth. The economic problems in the U.S. had a ripple effect throughout the world: Europe, Asia and Latin America felt the pinch of reduced spending and demand for goods and services, particularly on the part of U.S. corporations. During the period, central banks throughout the world trimmed interest rates in an effort to stimulate economic growth. In general, the actions of the central banks were positive for the credit markets.

   During the semiannual period, lower short-term interest rates in the developed countries had a positive influence in boosting capital flows into emerging markets and reduced the debt service requirements for sovereign debtors. However, slower world growth, lower commodity prices and a decline in exports had a negative effect on emerging market debt. Deteriorating credit fundamentals in the Brazilian and Argentine credit markets had a particularly negative impact on emerging markets.

   In this environment, the performance of emerging market bonds slightly outpaced that of developed market bonds. As measured by the JP Morgan Emerging Market Bond Index-Global (EMBI-Global), emerging markets rose 5.84% during the period. In comparison, returns on developed markets rose 5.01% on a currency-hedged basis in U.S. dollars, according to the Salomon Smith Barney World Government Bond Index (WGBI).

   Returns among individual credits varied widely and depended on specific credit conditions. For example, in Argentina and Turkey, many credits posted losses because investors were concerned about debt restructuring. In oil exporting countries, such as Nigeria, Russia and Colombia, returns were relatively strong.

We are pleased to announce that Mitchell Hutchins Asset Management Inc. has changed its name to Brinson Advisors, Inc. on May 1, 2001. Brinson Advisors is a member of UBS Asset Management, a global financial leader with almost $400 billion in assets under management.

Brinson Advisors delivers the investment capabilities of UBS Asset Management. Our objective is to offer long-term, value-added investment expertise and superior client service. We bring together all of the elements of investment solutions for our clients:

- A global perspective on markets and economies

- An all-encompassing philosophy for valuing markets, currencies and securities around the world based on price/value discrepancies derived from fundamental research

(continued on page 3)

   SEMIANNUAL REPORT                      GLOBAL HIGH INCOME DOLLAR FUND INC.

   PORTFOLIO REVIEW



AVERAGE ANNUAL RETURNS, PERIODS ENDED 4/30/01

NET ASSET VALUE RETURNS+                   FUND                     LIPPER MEDIAN*
-----------------------------------------------------------------------------------
6 Months                                      6.25%                        5.48%
1 Year                                       10.58                         9.70
5 Years                                      10.45                        10.64
Inception(o)                                  9.67                         8.37
-----------------------------------------------------------------------------------


MARKET PRICE RETURNS+                      FUND                     LIPPER MEDIAN*
-----------------------------------------------------------------------------------
6 Months                                     11.56%                       11.75%
1 Year                                       23.10                        23.98
5 Years                                      13.66                        13.19
Inception(o)                                  9.85                         9.86
-----------------------------------------------------------------------------------

+ Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of one year or less have not been annualized. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the ex-dividend dates. Returns do not reflect any commissions and are not representative of the performance of an individual investment.

* The Lipper Median is the return of the fund that places in the middle of the Lipper Emerging Market Debt Funds. The Lipper Peer Group data are calculated by Lipper Inc.; used with permission. Lipper total return methodology compares a fund's NAV (or market price in the case of market price returns) at the beginning and end of a period, with the result being expressed as a percent change of the beginning net asset value (or market price). The net asset value (or market price) is adjusted to reflect the compounding effect of reinvesting income dividends as well as capital gains distributions, if any. Distributions are reinvested on the ex-dividend date at the ex-dividend NAV (or market price on the pay date). Lipper total returns do not reflect any commissions.

(o) Inception for the Fund is October 8, 1993. Inception returns for the Lipper Median are shown as of nearest month end: October 31, 1993.

PORTFOLIO HIGHLIGHTS

[GRAPHICS]During the six months ended April 30, 2001, the Fund advanced 6.25%, outperforming its peer group by 77 basis points (a basis point equals 1/100th of one percent) based on net asset value. Based on market price returns, the Fund modestly underperformed its peer group, returning 11.56% compared to the Lipper Median's 11.75%. The Fund's performance was aided by its exposure to credits in countries that benefited from stable or higher oil and gas prices. These included Mexico, Russia, Venezuela, Algeria and Malaysia. The Fund's underweighted positions in Argentine and Brazilian bonds also helped performance. Relative to weightings in the JP Morgan EMBI-Global, the Fund had roughly neutral exposure to Mexico, Venezuela and Russia.

   In managing the Fund during the period, we sold some holdings that we believe

GLOBAL HIGH INCOME DOLLAR FUND INC.

INVESTMENT GOALS:
Primarily, high level of current income; secondarily, capital appreciation

PORTFOLIO MANAGER:
Stuart Waugh
Brinson Advisors, Inc.

COMMENCEMENT:
October 8, 1993

NYSE SYMBOL:
GHI

DIVIDEND PAYMENTS:
Monthly

   GLOBAL HIGH INCOME DOLLAR FUND INC.                       SEMIANNUAL REPORT

had achieved maximum valuation levels. We sold Brady Bonds in Poland and Mexico and global bonds in Malaysia. We also eliminated positions in two corporate issues in Mexico and Poland whose cash flow prospects had become uncertain. We sought new investments in securities that should be relatively unaffected by the problems in Argentina and Brazil. However, our belief that credit conditions in Argentina and Brazil would continue to deteriorate and affect emerging markets in a negative way led us to accumulate cash, with the Fund ending the period with a position of 19.9%. We put some of the Fund's cash to work in Polish and Hungarian government securities.

PORTFOLIO STATISTICS


CURRENCY EXPOSURE*                  4/30/01                                     10/31/00
----------------------------------------------------------------------------------------
U.S. Dollar Denominated               94.6%   U.S. Dollar Denominated              97.5%
Foreign Denominated                    5.4    Foreign Denominated                    2.5
----------------------------------------------------------------------------------------
Total                                100.0%   Total                               100.0%



TOP TEN COUNTRIES*                 4/30/01                                      10/31/00
----------------------------------------------------------------------------------------
Mexico                                13.9%   Mexico                               17.0%
Russia                                10.5    Brazil                               10.3
Brazil                                10.1    Russia                                8.9
Venezuela                              5.7    Venezuela                             6.3
Argentina                              5.1    Poland                                5.0
Poland                                 4.7    Malaysia                              4.6
Korea                                  3.4    Argentina                             3.9
Trinidad & Tobago                      3.3    Panama                                3.7
Bulgaria                               2.9    Trinidad & Tobago                     3.2
Morocco                                2.7    Korea                                 3.2
----------------------------------------------------------------------------------------
Total                                 62.3%   Total                                66.1%


CREDIT QUALITY*                         4/30/01                10/31/00
----------------------------------------------------------------------------------------
A1/P1                                        19.9%                  15.5%
A                                             5.4                    2.5
BBB                                          15.8                   19.4
BB                                           20.3                   22.7
B                                            35.4                   36.9
Non-Rated                                     3.2                    3.0
----------------------------------------------------------------------------------------
Total                                       100.0%                 100.0%

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

(continued)

- Innovative thought leadership and investment ideas

- A dedication to providing personal client service and personalized business solutions.

This change will not impact the management of your fund.

SEMIANNUAL REPORT                       GLOBAL HIGH INCOME DOLLAR FUND INC.


CHARACTERISTICS*                            4/30/01                10/31/00
---------------------------------------------------------------------------
Net Asset Value                             $14.49                 $14.42
Market Price                                $13.26                 $12.63
12-Month Dividend                          $1.6260                $1.5658
Dividend at Period-End                     $0.1355                $0.1359
Net Assets (mm)                             $281.8                 $282.0
---------------------------------------------------------------------------

OUTLOOK

[GRAPHICS]The global economic environment can be characterized by slower economic growth, subdued inflation and easier monetary policies on the part of the world's central banks. This backdrop is favorable for emerging market debt valuations. Nevertheless, the credit fundamentals of sovereign debt are more complicated, and we have summarized our outlook for the four major areas where the Fund has sovereign exposure.

   Argentina: At the end of the period, about 5% of Fund's assets were invested in Argentina. While Argentina's growth prospects and creditworthiness have not improved dramatically, valuations of Argentine debt declined enough in April 2001 to warrant increased exposure on a risk/reward basis. Argentina's recent $29 billion swap of old bonds with challenging repayment terms into new debt with improved repayment requirements should positively impact the country's debt service profile over the next several years. Because Argentina's "convertibility law" restricts monetary policy options, the country must rely on fiscal policy to create conditions that should encourage private sector growth. In order to pay its debt, the country must generate high primary fiscal surpluses. The Argentine economy has not grown over the last several years even while the government allowed the fiscal deficit to expand. While we view efforts to engender growth with tighter fiscal policy with some skepticism, available yields are generally above 15%. If there is some domestic growth in Argentina, then the upside returns on Argentina's debt could be significant.

   Mexico: During the period, the Fund's exposure to Mexico was approximately 15% -- about neutral in comparison with the EMBI-Global Index. Mexico's recent macroeconomic performance has reflected much more stable trends than in the past. The reform program articulated by President Fox is clearly positive from a creditor's perspective because it should allow a more balanced mix between fiscal and monetary policies. Nevertheless, we have become concerned about implementation of the reform program, because there may not be enough of a consensus in the Congress to pass these fiscal reforms. Without such reforms, the Mexican economy will continue to suffer from a mismatch between fiscal and monetary policy. If that is the case, interest rates would likely remain high and the value of the peso too strong. This kind of policy ultimately results in a boom/bust phenomenon, which has engendered external balance of payments crises in the past. We do not believe that such a crisis is imminent but are concerned that spreads for Mexican bonds price in a rating upgrade by Standard & Poor's. We believe if the Congress is not successful in legislating fiscal reforms an upgrade may not come to fruition.

   Brazil: Brazil's fiscal performance over the last

   * Prices and other characteristics will vary over time.

GLOBAL HIGH INCOME DOLLAR FUND INC.                           SEMIANNUAL REPORT

several years has consistently exceeded targets established by the International Monetary Fund (IMF). Brazil's energy sector is characterized by some of the same capacity problems that have limited California's ability to deliver enough electricity to meet demand. Despite the depreciation of the real, Brazil's currency, the country's export performance has been disappointing and its large current account deficit and amortization payments require massive external financing. In addition, the country must continually roll over a large amount of short-term domestic government debt (some indexed-linked to the U.S. dollar). Such outstanding problems make the country particularly vulnerable to a balance of payments problem as it enters the Presidential election cycle.

   Russia: Slightly more than 10% of the Fund's assets are invested in Russian debt, roughly neutral to the weighting in the EMBI-Global. The Russian economy continues to benefit from robust energy prices and the residual effects of the devaluation of the ruble's 1998 devaluation. Strong budgetary performance and progress on economic reform has continued to compress bond yields. The major risk for Russian external debt valuations are large debt repayments due in 2003. These repayments are mostly on official bilateral loans. The government expects to make these repayments without seeking a rescheduling from its Paris Club creditors.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on the Brinson Funds,(1) please contact your investment professional or visit us at www.ubspainewebber.com.

Sincerely,


/s/ Brian M. Storms                      /s/ Stuart Waugh
BRIAN M. STORMS                          STUART WAUGH
President and Chief Executive Officer    Executive Director
Brinson Advisors, Inc.                   Brinson Advisors, Inc.
                                         Portfolio Manager
                                         Global High Income Dollar Fund Inc.








   This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended April 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment professional regarding your personal investment program.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

GLOBAL HIGH INCOME DOLLAR FUND INC.

PORTFOLIO OF INVESTMENTS                              APRIL 30, 2001 (UNAUDITED)

  PRINCIPAL
   AMOUNT                                                            MATURITY         INTEREST
    (000)**                                                           DATES             RATES           VALUE
--------------                                                       --------         --------          -----
LONG-TERM DEBT SECURITIES--79.98%

ALGERIA--1.56%
$       3,600  The People's Democratic Republic of Algeria
                 Loan Participation, Tranche 3 (Chase
                 Manhattan)(1)(2).............................        03/04/10            5.813%+      $  2,879,862
        1,895  The People's Democratic Republic of Algeria
                 Loan Participation, Tranche 3 (Salomon
                 Brothers Holding Company Inc.)(1)(2).........        03/04/10            5.813+          1,515,927
                                                                                                       ------------
                                                                                                          4,395,789
                                                                                                       ------------
ARGENTINA -- 5.14%
       19,100  Republic of Argentina..........................  06/15/15 to 07/21/30  10.250 to 11.750   14,471,750
                                                                                                       ------------

BRAZIL -- 10.08%
       14,020  Federal Republic of Brazil.....................  05/15/27 to 08/17/40  10.125 to 11.000   10,533,850
        4,217  Federal Republic of Brazil, DCB................        04/15/12             5.500+         2,972,985
       11,300  Federal Republic of Brazil, DISC...............        04/15/24             5.438+         8,220,750
        2,500  Federal Republic of Brazil, EXIT...............        09/15/13             6.000          1,800,003
        7,500  Federal Republic of Brazil, PAR................        04/15/24             6.000          4,884,375
                                                                                                       ------------
                                                                                                         28,411,963
                                                                                                       ------------
BULGARIA -- 2.94%
       11,000  Republic of Bulgaria, FLIRB....................        07/28/12             3.000++        8,277,500
                                                                                                       ------------
CHILE -- 1.08%
        3,000  CIA de Telecom de Chile, S.A. .................        01/01/06             8.375          3,047,229
                                                                                                       ------------
HUNGARY -- 1.96%
HUF 1,660,000  Republic of Hungary............................  06/24/02 to 06/12/03  9.000 to 14.000     5,525,531
                                                                                                       ------------
KOREA -- 3.37%
$       8,660  Republic of Korea..............................        04/15/08             8.875          9,493,525
                                                                                                       ------------
MEXICO -- 13.85%
        5,000  Mexican Multi Year Refinance Loan Participation
                 (Salomon Brothers Holding Company
                 Inc.)(1)(2)..................................        03/20/05             7.000+         4,750,040
        3,000  PEMEX Finance LTD(1)...........................        11/15/18             9.150          3,120,000
       18,568  United Mexican States..........................  03/12/08 to 05/15/26  8.625 to 11.500    21,494,348
        6,950  United Mexican States, DISC....................        12/31/19             7.448+         6,619,875
        3,500  United Mexican States, PAR.....................        12/31/19             6.250          3,049,375
                                                                                                       ------------
                                                                                                         39,033,638
                                                                                                       ------------
MALAYSIA -- 2.32%
        7,176  Petroliam Nasional Berhad......................  10/18/06 to 10/15/26  7.125 to 7.625      6,546,234
                                                                                                       ------------
MOROCCO -- 2.67%
        8,525  Kingdom of Morocco Loan Participation,
                 Tranche A (Chase Manhattan)(1)(2)............        01/01/09             7.563+         7,523,171
                                                                                                       ------------
PANAMA -- 2.33%
        8,189  Republic of Panama, PDI........................        07/17/16             6.438+         6,551,338
                                                                                                       ------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

  PRINCIPAL
   AMOUNT                                                            MATURITY         INTEREST
    (000)**                                                           DATES             RATES           VALUE
--------------                                                       --------         --------          -----
LONG-TERM DEBT SECURITIES--(CONCLUDED)

PERU -- 1.90%
$      10,000  Republic of Peru, FLIRB........................        03/07/17            4.000%++     $  5,350,000
                                                                                                       ------------
PHILIPPINES -- 2.32%
        8,150  Republic of Philippines........................        01/15/19             9.875          6,540,375
                                                                                                       ------------
POLAND -- 4.71%
PLN    42,250  Republic of Poland.............................  06/12/02 to 10/12/05  8.500 to 12.000     9,720,155
$       3,635  Republic of Poland, PDI........................        10/27/14             6.000++        3,553,212
                                                                                                       ------------
                                                                                                         13,273,367
                                                                                                       ------------
QATAR -- 2.26%
        6,004  State of Qatar.................................        06/15/30             9.750          6,379,250
                                                                                                       ------------
RUSSIA -- 10.50%
       16,454  Russian Federation.............................        03/31/10             8.250         11,298,971
       43,624  Russian Federation.............................        03/31/30             5.000++       18,278,284
                                                                                                       ------------
                                                                                                         29,577,255
                                                                                                       ------------
TRINIDAD & TOBAGO -- 3.27%
        6,250  Republic of Trinidad and Tobago(1).............  10/03/04 to 07/01/20  9.750 to 11.750     6,786,250
        2,250  Republic of Trinidad and Tobago................        10/01/09             9.875          2,441,250
                                                                                                       ------------
                                                                                                          9,227,500
                                                                                                       ------------
TUNISIA -- 0.95%
        3,000  Banque Centrale de Tunisie.....................        09/19/27             8.250          2,670,000
                                                                                                       ------------
TURKEY -- 1.11%
        3,810  Republic of Turkey.............................        01/15/30            11.875          3,124,200
                                                                                                       ------------
VENEZUELA -- 5.66%
       13,510  Republic of Venezuela..........................        09/15/27             9.250          9,355,675
        3,000  Republic of Venezuela, DCB.....................        12/18/07             7.375+          2,534,978
        5,450  Republic of Venezuela, PAR(3)..................        03/31/20             6.750          4,067,063
                                                                                                       ------------
                                                                                                         15,957,716
                                                                                                       ------------
Total Long-Term Debt Securities (cost--$223,558,704)..........                                          225,377,331
                                                                                                       ------------

   NUMBER
  OF RIGHTS
    (000)
--------------
RIGHTS--0.06%

MEXICO -- 0.06%
       14,195  United Mexican States Value Recovery Rights
                 Series A, Expiration Date 06/30/03(4)
                 (cost--$0)...................................                                              167,501
                                                                                                       ------------

  PRINCIPAL
   AMOUNT
    (000)**
--------------
U.S. AGENCY OBLIGATION--14.90%
$      42,000  Federal Home Loan Mortgage Corporation
                 Discount Notes (cost-$41,984,670).............       05/04/01            4.380*         41,984,670
                                                                                                       ------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

  PRINCIPAL
   AMOUNT                                                            MATURITY         INTEREST
    (000)**                                                           DATES             RATES           VALUE
--------------                                                       --------         --------          -----
REPURCHASE AGREEMENTS--4.43%

$       4,470  Repurchase agreement dated 04/30/01 with
                 Dresdner Bank, collateralized by $4,519,000
                 U.S. Treasury Notes, 5.875% due 10/31/01
                 (value--$4,560,130); proceeds: $4,470,553
                 (cost--$4,470,000)...........................         05/01/01            4.450%      $  4,470,000
                                                                                                       ------------
        8,000  Repurchase agreement dated 04/30/01 with
                   SG Cowen Corporation, collateralized by
                   $8,430,000 U.S. Treasury Bills, 3.790%* due
                   02/28/02 (value--$8,160,240); proceeds:
                   $8,000,989 (cost--$8,000,000)..............         05/01/01             4.450         8,000,000
                                                                                                       ------------
Total Repurchase Agreements (cost-$12,470,000)................                                           12,470,000
                                                                                                       ------------
Total Investments (cost-$278,013,374)--99.37%.................                                          279,999,502
Other assets in excess of liabilities--0.63%..................                                            1,774,896
                                                                                                       ------------
Net Assets--100.00%...........................................                                         $281,774,398
                                                                                                       ============

------------
Note: The Portfolio of Investments is listed by the issuer's country of origin.
*      Interst rate shown is discount rate at date of purchase.
**     In U.S. dollars unless otherwise indicated.
+      Reflects rate at April 30, 2001 on variable rate instruments.
++     Reflects rate at April 30, 2001 on step coupon rate instruments.
(1)    Illiquid securities represent 9.43% of net assets.
(2) Participation interest was acquired through the financial institution indicated parenthetically.
(3)    With an additional 27,250 warrants attached maturing on 4/15/20 with no market value.
(4) Rights do not currently accrue income. Quarterly payment, if any, will vary based on several factors including oil exports, prices, and inflation.
DCB    Debt Conversion Bond
DISC   Discount Bond
EXIT   Investment Bond
FLIRB  Front-loaded Interest Reduction Bond
HUF    Hungary Forints
PAR    Par Bond
PDI    Past Due Interest Bond
PLN    Polish Zloties


INVESTMENTS BY TYPE OF ISSUER


                                                                       PERCENTAGE OF NET ASSETS
                                                                      --------------------------
                                                                        LONG-TERM    SHORT-TERM
                                                                      ------------  ------------
              Government and other public issuers..................       75.53%          --
              U.S. Agency Obligation...............................          --         14.90%
              Repurchase agreements................................          --          4.43
              Oil/Gas..............................................        3.43           --
              Telecom..............................................        1.08           --
                                                                        -------       -------
                                                                          80.04%        19.33%
                                                                        =======       =======

                   See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                   APRIL 30, 2001 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$278,013,374).................    $279,999,502
Cash.....................................................................             889
Receivable for investments sold..........................................         358,065
Interest receivable......................................................       5,358,384
Other assets.............................................................           3,078
                                                                             ------------
Total assets                                                                  285,719,918
                                                                             ------------
LIABILITIES
Payable for investments purchased........................................       3,502,812
Payable to investment advisor and administrator..........................         292,512
Accrued expenses and other liabilities...................................         150,196
                                                                             ------------
Total liabilities........................................................       3,945,520
                                                                             ------------
NET ASSETS
Capital stock--$0.001 par value; total authorized shares--100,000,000;
19,439,667 shares issued and outstanding.................................     288,523,252
Distributions in excess of net investment income.........................      (3,570,296)
Accumulated net realized loss from investment and foreign currency
transactions.............................................................      (5,190,377)
Net unrealized appreciation of investments, other assets and liabilities
denominated in foreign currencies........................................       2,011,819
                                                                             ------------
Net assets...............................................................    $281,774,398
                                                                             ============
Net asset value per share................................................          $14.49
                                                                                   ======


             See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.

STATEMENT OF OPERATIONS


                                                                                 FOR THE
                                                                             SIX MONTHS ENDED
                                                                              APRIL 30, 2001
                                                                                (UNAUDITED)
                                                                             ----------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $23,123)...................        $14,182,416
                                                                                 -----------
EXPENSES:
Investment advisory and administration...................................          1,772,031
Custody and accounting...................................................            104,103
Professional fees........................................................             53,565
Reports and notices to shareholders......................................             32,308
Transfer agency and service fees.........................................             10,287
Directors' fees..........................................................              5,250
Other expenses...........................................................              8,571
                                                                                 -----------
                                                                                   1,986,115
                                                                                 -----------
Net investment income....................................................         12,196,301
                                                                                 -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
    Investment transactions..............................................          2,556,193
    Foreign currency transactions........................................            (73,303)
Net change in unrealized appreciation/depreciation of:
    Investments..........................................................          2,204,781
    Other assets and liabilities denominated in foreign currencies.......             68,032
                                                                                 -----------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT ACTIVITIES..............          4,755,703
                                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................        $16,952,004
                                                                                 ===========

               See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE
                                                                                    SIX MONTHS ENDED          FOR THE
                                                                                     APRIL 30, 2001         YEAR ENDED
                                                                                      (UNAUDITED)         OCTOBER 31, 2000
                                                                                    -----------------     ----------------
FROM OPERATIONS:
Net investment income.........................................................       $ 12,196,301           $ 29,886,987
Net realized gain on investment transactions..................................          2,556,193              2,304,736
Net realized loss from foreign currency transactions..........................            (73,303)              (693,685)
Net change in unrealized appreciation/depreciation of:
    Investments...............................................................          2,204,781             13,372,396
    Other assets and liabilities denominated in foreign currencies............             68,032                 (5,080)
                                                                                     ------------           ------------
Net increase in net assets resulting from operations..........................         16,952,004             44,865,354
                                                                                     ------------           ------------
DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS:
From net investment income....................................................        (15,766,597)           (29,868,416)
In excess of net investment income............................................             --                 (1,736,246)
                                                                                     ------------           ------------
Total dividends and distributions to stockholders.............................        (15,766,597)           (31,604,662)
                                                                                     ------------           ------------
CAPITAL STOCK TRANSACTIONS:
Cost of shares repurchased....................................................         (1,366,396)           (15,571,687)
                                                                                     ------------           ------------
Net decrease in net assets....................................................           (180,989)            (2,310,995)
                                                                                     ------------           ------------
NET ASSETS:
Beginning of period...........................................................        281,955,387            284,266,382
                                                                                     ------------           ------------
End of period.................................................................       $281,774,398           $281,955,387
                                                                                     ============           ============


                  See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Global High Income Dollar Fund Inc. (the "Fund") was incorporated in the State of Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors", formerly known as Mitchell Hutchins Asset Management Inc.), the investment advisor and administrator of the Fund. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

   Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

   REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Brinson Advisors.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investments and foreign exchange transactions are calculated on the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

   In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Fund has not completed its analysis of the impact of this accounting change.

   FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period; and (2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets and the market value of the Fund's portfolio are presented at the foreign exchange rates at the end of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations.

   FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts to enhance income.

   The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

   Risks may arise with respect to entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to stockholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

   The Fund's Board has approved an Investment Advisory and Administration Contract (OAdvisory ContractO) with Brinson Advisors, under which Brinson Advisors serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Brinson Advisors an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund's average weekly net assets. At April 30, 2001, the Fund owed Brinson Advisors $292,512 in investment advisory and administration fees.

SECURITY LENDING

   The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. During the six months ended April 30, 2001, the Fund did not lend securities.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at April 30, 2001, was substantially the same as the cost of securities for financial statement purposes.

   At April 30, 2001, the components of net unrealized appreciation of investments were as follows:

          Gross appreciation (investments having an excess of value over cost)........     $ 12,826,483
          Gross depreciation (investments having an excess of cost over value)........      (10,840,355)
                                                                                           ------------
          Net unrealized appreciation of investments..................................     $  1,986,128
                                                                                           ============

   For the six months ended April 30, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $56,990,245 and $79,876,677, respectively.

CAPITAL STOCK

There are 100,000,000 shares of $0.001 par value capital stock authorized and 19,439,667 shares outstanding at April 30, 2001.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

   For the six months ended April 30, 2001, the Fund repurchased 107,400 shares of common stock at an average market price per share of $12.66 and a weighted average discount from net asset value of 12.12%.

   For the year ended October 31, 2000, the Fund repurchased 1,263,200 shares of common stock at an average market price per share of $12.27 and a weighted average discount from net asset value of 15.43%.

   For the period September 17, 1998 (commencement of repurchase program) through April 30, 2001, the Fund repurchased 3,297,000 shares of common stock at an average market price per share of $11.68 and a weighted average discount from net asset value of 14.88%. At April 30, 2001, paid-in-capital was reduced by the cost of $38,698,693 of capital stock repurchased.

FEDERAL INCOME TAX STATUS

   The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   At October 31, 2000, the Fund had a net capital loss carryforward of $7,673,267. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire by October 31, 2007. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is possible that these gains will not be distributed.

GLOBAL HIGH INCOME DOLLAR FUND INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:


                                                          FOR THE
                                                         SIX MONTHS
                                                            ENDED                      FOR THE YEARS ENDED OCTOBER 31,
                                                        APRIL 30, 2001   --------------------------------------------------------
                                                         (UNAUDITED)        2000        1999        1998        1997       1996
                                                        --------------   ---------    --------    --------    --------   --------
Net asset value, beginning of period................       $  14.42       $  13.66    $  13.02    $  15.16    $  14.99    $  13.07
                                                           --------       --------    --------    --------    --------    --------
Net investment income...............................           0.63           1.48        1.10        1.28        1.31        1.30
Net realized and unrealized gains (losses) from
  investments and foreign currency..................           0.24           0.71        0.78       (2.12)       0.13        1.89
                                                           --------       --------    --------    --------    --------    --------
Net increase (decrease) from investment operations..           0.87           2.19        1.88       (0.84)       1.44        3.19
                                                           --------       --------    --------    --------    --------    --------
Dividends from net investment income................          (0.81)         (1.48)      (1.10)      (1.10)      (1.08)      (1.27)
Distributions from net realized gains from
  investment transactions...........................             --            --        (0.30)      (0.11)         --          --
Distributions in excess of net investment income....             --          (0.09)        --        (0.10)      (0.19)         --
                                                           --------       --------    --------    --------    --------    --------
Total dividends and distributions to stockholders...          (0.81)         (1.57)      (1.40)      (1.31)      (1.27)      (1.27)
                                                           --------       --------    --------    --------    --------    --------
Net increase in net asset value resulting from
  repurchase of common stock........................           0.01           0.14        0.16        0.01         --           --
                                                           --------       --------    --------    --------    --------    --------
Net asset value, end of period......................       $  14.49       $  14.42    $  13.66    $  13.02    $  15.16    $  14.99
                                                           ========       ========    ========    ========    ========    ========
Market value, end of period.........................       $  13.26       $  12.63    $  11.50    $  11.50    $  12.81    $  12.63
                                                           ========       ========    ========    ========    ========    ========
Total investment return(1)..........................          11.56%         24.55%      13.23%      (0.70)%     11.47%      20.26%
                                                           ========       ========    ========    ========    ========    ========
Ratios/Supplemental data:
Net assets, end of period (000's)...................       $281,774       $281,955    $284,266    $294,067    $344,612    $340,910
Expenses to average net assets......................           1.40%*         1.39%       1.42%       1.44%       1.42%       1.43%
Net investment income to average net assets.........           8.60%*        10.12%       8.27%       8.55%       8.24%       9.18%
Portfolio turnover rate.............................             24%            43%         33%         89%         56%         80%

------------
*   Annualized.

(1) Total investment return is calculated assuming a purchase at market value on the first day of each period reported, reinvestment of all dividends and distributions in accordance with the Fund's Dividend Reinvestment Plan, and a sale at market value on the last day of each period reported. Total investment return for a period of less than one year has not been annualized. Total investment return does not reflect brokerage commissions.

GLOBAL HIGH INCOME DOLLAR FUND INC.

GENERAL INFORMATION (UNAUDITED)

THE FUND

   Global High Income Dollar Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund's investment advisor and administrator is Brinson Advisors, Inc., a wholly owned asset management subsidiary of UBS AG, which had over $72 billion in assets is under management as of May 31, 2001.

SHAREHOLDER INFORMATION

   The Fund's NYSE trading symbol is "GHI". Comparative net asset value and market price information about the Fund is published weekly in The Wall Street Journal, The New York Times and Barrons as well as numerous other publications.

   An annual meeting of stockholders of the Fund was held on February 15, 2001. At the meeting Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl W. Schafer and Brian M. Storms were elected to serve as directors until the next annual meeting of stockholders, or until their successors are elected and qualified.


1. TO ELECT NINE MEMBERS OF ITS BOARD OF DIRECTORS:
                                                                                                 SHARES
                                                                                   SHARES       WITHHOLD
                                                                                 VOTED FOR      AUTHORITY
                                                                                -----------    -----------
Margo N. Alexander.......................................................        18,040,614     254,281
Richard Q. Armstrong.....................................................        18,040,014     254,881
E. Garrett Bewkes, Jr. ..................................................        18,039,861     255,034
Richard R. Burt..........................................................        18,039,661     255,234
Meyer Feldberg...........................................................        18,040,614     254,281
George W. Gowen..........................................................        18,039,861     255,034
Frederic V. Malek........................................................        18,039,215     255,680
Carl W. Schafer..........................................................        18,039,215     255,680
Brian M. Storms..........................................................        18,040,614     254,281

                                                                       SHARES      SHARES      SHARES
                                                                      VOTED FOR    AGAINST     ABSTAIN
                                                                     -----------  ---------   ---------
2. RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP
   AS INDEPENDENT ACCOUNTANTS FOR THE CURRENT FISCAL YEAR..........  18,090,339     71,819      132,737

   (Broker abstentions are included within the "Shares Abstain" total.)

GLOBAL HIGH INCOME DOLLAR FUND INC.

GENERAL INFORMATION (UNAUDITED)

DIVIDEND REINVESTMENT PLAN

   The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all stockholders whose shares are registered in their own names, or in the name of UBS PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such stockholders elect to receive cash. Stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

   A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

   Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan may also be amended or terminated by the transfer agent by at least 30 days' written notice to all plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

GLOBAL HIGH INCOME DOLLAR FUND INC.

GENERAL INFORMATION (UNAUDITED) (CONCLUDED)

DISTRIBUTION POLICY

   The Fund's Board adopted a managed distribution policy in December 1999, which means that the Fund will make regular monthly distributions at an annualized rate equal to 11% of the Fund's net asset value, as determined as of the last trading day during the first week of that month (usually a Friday, unless the NYSE is closed that Friday). Prior to December 20, 1999, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses.

   To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would distribute that excess near the end of the fiscal year. If the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its taxable income, the amount of that excess would constitute a return of capital for tax purposes.

   Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund's Board will annually reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made.

DIRECTORS

E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer

Brian M. Storms


PRINCIPAL OFFICERS

Brian M. Storms
PRESIDENT

Amy R. Doberman
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

Elbridge T. Gerry, III
VICE PRESIDENT

Stuart Waugh
VICE PRESIDENT

INVESTMENT ADVISOR AND
ADMINISTRATOR

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114


THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT ACCOUNTANTS WHO DO NOT EXPRESS AN OPINION THEREON.


                            BRINSON ADVISORS
                            -C- 2001 Brinson Advisors, Inc.
                            All Rights Reserved

GLOBAL HIGH
INCOME
DOLLAR FUND
INC.
-------------------
APRIL 30, 2001

SEMIANNUAL REPORT